UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2006
VALLEY BANCORP
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)

(Commission File Number) 000-50950	(IRS Employer Identification No.) 88-0493760

1300 S. Jones Boulevard, Las Vegas, Nevada (Address of principal executive offices)	89146 (zip code)
Registrant’s telephone number, including area code: (702) 821-4100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5.02      Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers
          Effective as of April 19, 2006, Mickael A. Flaa, CPA and Alvin R. Garraway, CPA were appointed to our board of directors.
          With the retirement of George Brizendine as a director effective April 18, 2006, the board of directors now consists of 11 members.
          Messrs. Flaa and Garraway were not immediately appointed to any committee of the board of directors. We anticipate that both Messrs. Flaa and Garraway will be appointed to our Audit Committee.
          On April 21, 2006, we issued a press release announcing the appointment of Messrs. Flaa and Garraway to the board of directors. A copy of this press release has been filed with this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits
          (a)      Financial statements – not applicable
          (b)      Pro forma financial information – not applicable
          (c)       Exhibits
99.1 Press Release dated April 21, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          Dated: April 21, 2006

VALLEY BANCORP
By /s/ Barry L. Hulin
Barry L. Hulin
President and Chief Executive Officer